United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2014

(January 16, 2014)

ISORAY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33407	41-1458152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On January 16, 2014, IsoRay Medical, Inc. ("Medical"), a wholly owned subsidiary of IsoRay, Inc. (the "Registrant"), entered into a new Addendum to its supply contract (the "Addendum") with The Open Joint Stock Company ‹‹Isotope››, a Russian company ("JSC Isotope"). With the entry into the Addendum, Medical will purchase Cesium-131 from JSC Isotope at the prices specified in the original agreement and JSC Isotope will provide Cesium-131 from the Institute of Nuclear Materials within the quality standards and within the time periods specified in the original agreement, through August 31, 2014 instead of through June 30, 2014 as provided in the original agreement.

ITEM 9.01 Exhibits

(c)	Exhibits

10.75	Addendum dated January 16, 2014, to Contract dated January 9, 2013, by and between IsoRay Medical, Inc. and The Open Joint Stock Company ‹‹Isotope›› (confidential treatment requested for redacted portions)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 23, 2014

IsoRay, Inc., a Minnesota corporation

By:	/s/ Dwight Babcock
Dwight Babcock, CEO